Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended September 30, 2007

(NYSE: NFP)

Investor Relations Contact:

Marc Gordon

(212) 301-4033

ir@nfp.com

The Quarterly Financial Supplement ("QFS") includes non-GAAP measures called cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax). Cash earnings are defined as net income, excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share are calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The Company may from time to time participate in a management agreement buyout by acquiring an additional economic interest in one of its existing firms through the acquisition of a principal’s ownership interest in a management company which has been contracted by the Company to manage and operate one of its wholly-owned subsidiaries. The QFS also uses non-GAAP measures called gross margin before management fees and gross margin before management fees as a percentage of revenue. National Financial Partners Corp. ("NFP") believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of NFP's operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for GAAP gross margin and GAAP gross margin as a percentage of revenue, respectively. A full reconciliation of net income to cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) as well as gross margin to gross margin before management fees is provided in the QFS and in NFP's earnings press release for the quarter ended September 30, 2007, both of which are available on the Investor Relations section of the Company's Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "will" and "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP's success in acquiring high quality independent financial services distribution firms, (2) the performance of NFP's firms following acquisition, (3) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (4) NFP's ability, through its operating structure, to respond quickly and effectively to operational or financial situations, (5) NFP's ability to effectively manage its business through the principals of its firms, (6) changes in tax laws, including the elimination or modification of the federal estate tax and any change in the tax treatment of life insurance products, (7) changes in the pricing, design or underwriting of insurance products, (8) changes in premiums and commission rates, (9) adverse developments in the insurance markets in which NFP operates, resulting in fewer sales of insurance-related products, (10) adverse results or other consequences from litigation, arbitration or regulatory investigations, including those related to compensation agreements with insurance companies and activities within the life settlements industry, (11) uncertainty in the insurance and life settlements industries arising from investigations into certain business practices and subpoenas received by various governmental authorities and related litigation, (12) the reduction of NFP's revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements, (13) changes in interest rates or general economic conditions, (14) the impact of legislation or regulations in jurisdictions in which NFP's subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers, (15) the potential adoption, if required by the Financial Accounting Standards Board, of an accounting treatment for convertible debt instruments that would recognize incremental interest expense, negatively impacting operating results including earnings per share, (16) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices and regulatory investigations or those arising from compliance with state or federal laws, and (17) other factors described in NFP's filings with the Securities and Exchange Commission, including those set forth in NFP's Annual Report on Form 10-K for the year ended December 31, 2006. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited – dollars in thousands, except per share data)

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
GAAP net income	$16,057	$10,408	$8,493	$17,931	$16,463
Amortization of intangibles	8,555	8,402	8,006	7,332	7,133
Depreciation	2,855	2,642	2,468	2,481	2,314
Impairment of goodwill and intangible assets	2,642	1,184	1,829	4,548	771
Cash earnings	$30,109	$22,636	$20,796	$32,292	$26,681
Management agreement buyout, net of tax	—	7,681	—	—	—
Cash Earnings excluding management agreement buyout, net of tax	$30,109	$30,317	$20,796	$32,292	$26,681

GAAP net income per share - diluted	0.40	0.26	0.21	0.44	0.41
Amortization of intangibles	0.21	0.21	0.20	0.18	0.18
Depreciation	0.07	0.07	0.06	0.06	0.06
Impairment of goodwill and intangible assets	0.07	0.03	0.05	0.11	0.02
Cash earnings per share - diluted (1)	$0.75	$0.57	$0.53	$0.79	$0.66
Management agreement buyout, net of tax	—	0.19	—	—	—
Cash earnings per share – diluted excluding management agreement buyout, net of tax (1)	$0.75	$0.76	$0.53	$0.79	$0.66

Shares outstanding, beginning of period	37,996	37,605	38,749	38,430	37,711
Common shares issued for acquisitions during period	57	59	463	160	344
Common shares issued for contingent consideration and escrow during period	44	150	199	61	20
Common shares issued for stock-based awards during period	303	118	458	98	335
Common shares repurchased during period	—	(26)	(2,304)	—	(5)
Common shares issued under ongoing incentive program	18	5	40	—	25
Other	14	85	—	—	—
Shares outstanding, end of period	38,432	37,996	37,605	38,749	38,430

Weighted average common shares outstanding	38,224	37,790	37,274	38,558	38,062
Dilutive effect of contingent consideration and incentive payments	141	172	277	233	158
Dilutive effect of escrow, stock subscriptions and other	39	39	66	64	65
Dilutive effect of stock-based awards	1,988	1,942	1,964	2,079	2,216
Weighted average common shares outstanding - diluted	40,392	39,943	39,581	40,934	40,501

Total NFP owned firms at period end	183	180	176	176	173
“Same store” revenue growth for quarterly period	6.8%	-2.7%	-12.7%	-7.2%	1.0%
“Same store” revenue growth for year-to-date period	-2.6%	-7.6%	-12.7%	5.4%	12.1%

Net “same store” revenue growth for quarterly period	10.8%	0.3%	-10.2%	-10.6%	0.0%
Net “same store” revenue growth for year-to-date period	0.5%	-4.8%	-10.2%	1.4%	7.8%

Debt to total capitalization	29.7%	31.2%	30.6%	9.7%	12.9%

	For the Years Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
"Same store" revenue growth	5.4%	22.4%	16.2%
Net "same store" revenue growth	1.4%	17.0%	15.7%

(1)

The sum of the per-share components of cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, may not agree to cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
ASSETS
Current assets:
Cash and cash equivalents	$88,674	$86,329	$80,833	$98,206	$115,146
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	63,382	59,879	50,987	57,443	56,819
Current receivables	141,701	125,027	114,002	141,866	98,043
Other current assets	33,385	31,391	27,521	24,144	17,713
Total current assets	327,142	302,626	273,343	321,659	287,721
Intangibles, net	444,322	438,948	429,198	390,252	388,211
Goodwill, net	564,981	554,659	535,170	466,391	438,555
Deferred tax assets	21,950	19,473	19,064	17,726	19,863
Other non-current assets	51,798	50,213	49,335	41,016	39,262
Total assets	$1,410,193	$1,365,919	$1,306,110	$1,237,044	$1,173,612

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$60,069	$58,237	$51,256	$57,581	$58,509
Borrowings	80,000	90,000	70,000	83,000	111,000
Other current liabilities	149,152	128,818	116,054	191,547	118,274
Total current liabilities	289,221	277,055	237,310	332,128	287,783
Deferred tax liabilities	115,273	114,283	114,353	105,163	103,858
Convertible senior notes	230,000	230,000	230,000	—	—
Other non-current liabilities	41,830	40,314	42,893	24,881	29,769
Total liabilities	676,324	661,652	624,556	462,172	421,410

STOCKHOLDERS’ EQUITY
Common stock at par value	4,194	4,151	4,111	4,019	3,987
Additional paid-in capital	762,241	741,979	721,883	706,512	694,761
Retained earnings	108,242	99,132	95,578	101,281	90,397
Treasury stock	(140,808)	(140,995)	(140,018)	(36,940)	(36,943)
Total stockholders’ equity	733,869	704,267	681,554	774,872	752,202
Total liabilities and stockholders’ equity	$1,410,193	$1,365,919	$1,306,110	$1,237,044	$1,173,612

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS (Unaudited – dollars in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Revenue:
Commissions and fees	$311,191	$282,995	$244,224	$309,469	$267,078
Cost of services:
Commissions and fees	101,666	88,470	81,307	97,310	84,976
Operating expenses (1)	92,794	87,767	86,131	85,842	76,071
Management fees (2)	59,551	48,049	36,304	67,749	53,843
Total cost of services	254,011	224,286	203,742	250,901	214,890
Gross margin	57,180	58,709	40,482	58,568	52,188
Corporate and other expenses:
General and administrative	14,288	14,858	14,703	12,593	13,225
Amortization of intangibles	8,555	8,402	8,006	7,332	7,133
Impairment of goodwill and intangible assets	2,642	1,184	1,829	4,548	771
Depreciation	2,855	2,642	2,468	2,481	2,314
Management agreement buyout	—	13,046	—	—	—
(Gain) loss on sale of subsidiaries	—	(401)	(1,583)	(38)	(255)
Total corporate and other expenses	28,340	39,731	25,423	26,916	23,188
Income from operations	28,840	18,978	15,059	31,652	29,000

Net interest and other	(399)	(333)	340	950	4
Income before income taxes	28,441	18,645	15,399	32,602	29,004

Income tax expense	12,384	8,237	6,906	14,671	12,541
Net income	$16,057	$10,408	$8,493	$17,931	$16,463

Cash Earnings Reconciliation
Net income	$16,057	$10,408	$8,493	$17,931	$16,463
Amortization of intangibles	8,555	8,402	8,006	7,332	7,133
Impairment of goodwill and intangible assets	2,642	1,184	1,829	4,548	771
Depreciation	2,855	2,642	2,468	2,481	2,314
Cash earnings	$30,109	$22,636	$20,796	$32,292	$26,681
Management agreement buyout, net of tax	—	7,681	—	—	—
Cash Earnings excluding management agreement buyout, net of tax	$30,109	$30,317	$20,796	$32,292	$26,681

Calculation of Gross Margin
Total revenue	$311,191	$282,995	$244,224	$309,469	$267,078
Cost of services:
Commissions and fees	101,666	88,470	81,307	97,310	84,976
Operating expenses (1)	92,794	87,767	86,131	85,842	76,071
Gross margin before management fees	116,731	106,758	76,786	126,317	106,031
Management fees (2)	59,551	48,049	36,304	67,749	53,843
Gross margin	$57,180	$58,709	$40,482	$58,568	$52,188
Gross margin as a percentage of total revenue	18.4%	20.7%	16.6%	18.9%	19.5%
Gross margin before management fees as a percentage of total revenue	37.5%	37.7%	31.4%	40.8%	39.7%

Management fee percentage (2)	51.0%	45.0%	47.3%	53.6%	50.8%

(1) Excludes amortization and depreciation shown separately in Corporate and other expenses.

(2) Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS (Unaudited – dollars in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Revenue:
Commissions and fees	$838,410	$527,219	$244,224	$1,077,113	$767,644
Cost of services:
Commissions and fees	271,443	169,777	81,307	348,062	250,752
Operating expenses (1)	266,692	173,898	86,131	311,872	226,030
Management fees (2)	143,904	84,353	36,304	217,934	150,185
Total cost of services	682,039	428,028	203,742	877,868	626,967
Gross margin	156,371	99,191	40,482	199,245	140,677
Corporate and other expenses:
General and administrative	43,849	29,561	14,703	51,274	38,681
Amortization of intangibles	24,963	16,408	8,006	27,984	20,652
Impairment of goodwill and intangible assets	5,655	3,013	1,829	10,745	6,197
Depreciation	7,965	5,110	2,468	9,136	6,655
Management agreement buyout	13,046	13,046	—	—	—
(Gain) loss on sale of subsidiaries	(1,984)	(1,984)	(1,583)	34	72
Total corporate and other expenses	93,494	65,154	25,423	99,173	72,257
Income from operations	62,877	34,037	15,059	100,072	68,420
Net interest and other	(392)	7	340	1,289	339
Income before income taxes	62,485	34,044	15,399	101,361	68,759
Income tax expense	27,527	15,143	6,906	43,783	29,112
Net income	$34,958	$18,901	$8,493	$57,578	$39,647

Cash Earnings Reconciliation
Net income	$34,958	$18,901	$8,493	$57,578	$39,647
Amortization of intangibles	24,963	16,408	8,006	27,984	20,652
Impairment of goodwill and intangible assets	5,655	3,013	1,829	10,745	6,197
Depreciation	7,965	5,110	2,468	9,136	6,655
Cash earnings	$73,541	$43,432	$20,796	$105,443	$73,151
Management agreement buyout, net of tax	7,681	7,681	—	—	—
Cash Earnings excluding management agreement buyout, net of tax	$81,222	$51,113	$20,796	$105,443	$73,151

Calculation of Gross Margin
Total revenue	$838,410	$527,219	$244,224	$1,077,113	$767,644
Cost of services:
Commissions and fees	271,443	169,777	81,307	348,062	250,752
Operating expenses (1)	266,692	173,898	86,131	311,872	226,030
Gross margin before management fees	300,275	183,544	76,786	417,179	290,862
Management fees (2)	143,904	84,353	36,304	217,934	150,185
Gross margin	$156,371	$99,191	$40,482	$199,245	$140,677
Gross margin as a percentage of total revenue	18.7%	18.8%	16.6%	18.5%	18.3%
Gross margin before management fees as a percentage of total revenue	35.8%	34.8%	31.4%	38.7%	37.9%

Management fee percentage (2)	47.9%	46.0%	47.3%	52.2%	51.6%

(1) Excludes amortization and depreciation shown separately in Corporate and other expenses.
(2) Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited – dollars in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Number of acquisitions closed	6	5	11	3	7
Consideration:
Cash	$21,066	$29,941	$72,004	$14,280	$30,244
Common stock	2,699	2,754	20,022	7,194	15,308
Other	94	42	546	—	158
Total consideration paid (1)	$23,859	$32,737	$92,572	$21,474	$45,710

Target earnings of acquired firms	$6,940	$7,778	$23,510	$6,900	$13,650
Base earnings of acquired firms	$4,105	$5,137	$13,857	$3,450	$7,545

Revenue from new acquisitions	$24,245	$20,978	$17,921	$23,997	$17,874
Revenue from existing firms	286,946	262,017	226,303	285,472	249,204
Total revenue	$311,191	$282,995	$244,224	$309,469	$267,078

“Same store” revenue for next year period comparison	$244,217	$218,080	$181,120	$242,038	$207,076

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Number of acquisitions closed	22	16	11	23	20
Consideration:
Cash	$123,749	$102,158	$72,004	$97,351	$83,208
Common stock	25,476	22,776	20,022	47,559	40,365
Other	780	647	546	470	415
Total consideration paid (1)	$150,005	$125,581	$92,572	$145,380	$123,988

Target earnings of acquired firms	$38,228	$31,288	$23,510	$46,266	$39,366
Base earnings of acquired firms	$23,009	$18,993	$13,857	$24,583	$21,133

Revenue from new acquisitions	$63,144	$38,898	$17,921	$101,434	$77,436
Revenue from existing firms	775,266	488,321	226,303	975,679	690,208
Total revenue	$838,410	$527,219	$244,224	$1,077,113	$767,644

(1)

Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Intangible Assets:
Book of business	$117,716	$115,806	$111,555	$96,279	$98,750
Management contracts	303,405	299,835	294,310	270,970	266,342
Trade name	9,682	9,569	9,377	8,829	8,727
Institutional customer relationships	13,519	13,738	13,956	14,174	14,392
Goodwill	564,981	554,659	535,170	466,391	438,555
Total intangible assets and goodwill	$1,009,303	$993,607	$964,368	$856,643	$826,766

Amortization Expense & Impairment Loss:
Book of business	$4,802	$4,641	$4,380	$3,930	$3,807
Management contracts	4,056	3,543	5,237	5,707	3,347
Trade name	52	13	—	35	12
Institutional customer relationships	218	218	218	218	218
Goodwill	2,069	1,171	—	1,990	520
Total amortization & impairment loss	$11,197	$9,586	$9,835	$11,880	$7,904

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:

Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 50% of target earnings for all firms owned by NFP at September 30, 2007.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Intangible Assets - Book of Business:

A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:

The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Management Contracts:

A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Institutional Customer Relationships:

A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired. Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Management Agreement Buyout:

From time to time, NFP may seek to acquire an additional economic interest in one of its existing firms through the acquisition of a principals’ ownership interest in a management company which has been contracted by NFP to manage and operate one of its wholly-owned subsidiaries. The acquisition of this ownership interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Management Fees:

Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management fees include: firm earnings above the firm's base earnings up to target earnings; firm earnings in excess of target earnings based on the ratio of base earnings to target earnings; accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program; and stock-based compensation for stock awards issued to NFP's principals.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Net “Same Store” Revenue Growth:	The growth of revenue less commissions and fees as a component of cost of services of firms included in the “Same Store” Revenue Growth calculation, as defined below.

Revenue from New Acquisitions and Revenue from Existing Firms:

NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

“Same Store” Revenue Growth:

NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see above) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation is adjusted for intercompany transactions for all periods after December 31, 2005. Management believes that the intercompany adjustments made to the internal revenue growth rate for periods after December 31, 2005 do not significantly impact its comparability with prior year periods.

Sub-Acquisitions:

A sub-acquisition involves the acquisition by one of NFP's firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:

Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business's owners or individuals who subsequently become independent contractors who manage the business following acquisition.